Q1 2021 Financial Results April 22, 2021 Exhibit 99.2

Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: the macro- and micro-economic impact of the COVID-19 pandemic; the severity and duration of the COVID-19 pandemic; actions taken by governmental authorities to contain the COVID-19 pandemic or treat its impact; the impact of the COVID-19 pandemic on our financial condition, results operations, liquidity and capital resources; ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings and Distributable Earnings per share. Please refer to page 18 for a definition of “Distributable Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on page 17. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. Unless the context requires otherwise, references in this presentation to “Apollo” refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the “Manager” refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc.

ARI Q1 2021 Highlights See footnotes on page 18 Strong Distributable Earnings1 $0.39 Distributable Earnings1 per Diluted Share of Common Stock Diversified Financing Sources $300 Million Upsized Term Loan B with Seven-Year Term Increased Originations Activity $528 Million New Mortgage Commitments Closed Well-Covered Dividend 1.1x Coverage Ratio for Dividend per Share of Common Stock2

Liquidity Summary Results See footnotes on page 18 Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD Excludes loans on non-accrual Financial Results Capitalization Loan Portfolio Net interest income of $71 million Net income available to common stockholders of $55 million, or $0.37 per diluted share of common stock Distributable Earnings1 of $56 million, or $0.39 per diluted share of common stock Declared a common stock dividend of $0.35 per share for Q1 2021, resulting in a 1.1x coverage ratio2 Upsized the Term Loan B by $300 million; used proceeds to unencumber assets and general corporate purposes Seven-year add-on priced at L+350 bps with a 0.50% LIBOR floor and 99.00 OID Committed $528 million to two new mortgage loans Q1 gross add-on fundings of $133 million Received $175 million of full repayments during the quarter Total loan portfolio of $6.8 billion with w/a unlevered all-in yield of4,a 6.2% 84% mortgages 88% of US floating-rate loans have in-the-money LIBOR floors with a w/a of 1.46%b Ended quarter with $356 million of total liquidity, comprised of $294 million in cash on hand and $62 million of approved and undrawn credit capacity ~$200 million of potential additional liquidity available on certain previously encumbered mortgages $1.5 billion3 of unencumbered loan assets

Q1 Portfolio Activity Outstanding Portfolio 5 ($ in mm) Includes benefit of forward points on currency hedges related to loans denominated in currencies other than USD; Weighted Average Unlevered All-in Yield is based on the applicable benchmark rates as of period and includes accrual of origination, and extension. See footnotes on page 18 Key Highlights of Q1 2021 Activity $528 million Commitments to Two New Mortgage Loans 5.2% Weighted Average Unlevered All-in Yield a 100% Floating-Rate Mortgages

Book Value per Share6 Roll Forward Quarterly Book Value per Share6 Book Value per Share See footnotes on page 18 7

Capital Structure Overview

Prudent Management of ARI's Balance Sheet Results in Low Leverage and Diverse Capital Sources

Capital Structure Composition

($ in mm)



$3,430 (48%)
Secured Debt Obligations[a]
$791 (11%)
Term Loan B
$575 (8%)
Convertible Notes
$169 (3%)
Preferred Stock
$2,147 (30%)
Common Equity Book Value[b]

Conservative Capital Management Strategy

- **6 Secured Debt Obligation Counterparties and 1 Private Securitization**
- **Borrowings denominated in USD, GBP, EUR, and SEK to reduce currency risk**
- **~65% Weighted Average Advance Rate Across Secured Debt Obligations**
- **1.9x Debt to Equity Ratio[8]**
- **2.4x Fixed Charge Coverage[9]**
- **$1.5 Billion of Unencumbered Loan Assets[3]**

a) Weighted average rates: USD L+2.14%; GBP L+2.03%; EUR L+1.46%; SEK L+1.50%

b) Reflects book value per share (excluding General CECL Allowance) of $15.35 multiplied by shares of common stock outstanding

See footnotes on page 18

APOLLO | Commercial Real Estate Finance

6

Loan Portfolio Overview See footnotes on page 18 Diversified Loan Portfolio Secured by Predominately Institutional Properties in Global Gateway Cities Collateral Diversification Loan Position W/A Unlevered All-in Yield on Loan Portfolio4,a 6.2% W/A Remaining Fully-Extended Term10 2.8 Years W/A Portfolio Risk Rating10 3.1 Number of Loans 67 Carrying Value ~$6.8 billion W/A Portfolio Loan-to-Valueb 63% 11 Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD Weighted average loan-to-value (“LTV”) reflects the LTV at the time the loan was originated; excludes risk-rated 5 loans Other includes: Mixed Use (3%), Caravan Parks (3%), Multifamily (3%), Multifamily Development (2%), Retail Center (2%), and Urban Predevelopment (1%) c

Loan Portfolio Overview (cont’d) See footnotes on page 18 ($ in mm) a 7, 12 New York City 35% West 9% Midwest 8% Southeast 8% Southwest 3% Northeast 1% Geographically Diverse Note: Map does not show locations where percentages are 1% or lower Italy 2% United Kingdom 22% Spain 4% Germany 3% 7 Other geographies include Southwest (3%), Northeast (1%), Mid-Atlantic (1%), and Other International (<1%) Other property types include: Mixed Use (3%), Caravan Parks (3%), Multifamily (3%), Multifamily Development (2%), Retail Center (2%), and Urban Predevelopment (1%) Sweden 3% b

See footnotes on page 18 Senior Loan Portfolio Overview (Page 1 of 2) ($ in mm) 10, 13 Includes £17.4 million ($24.0 million converted to USD) subordinate participating interest a

See footnotes on page 18 Senior Loan Portfolio Overview (Page 2 of 2) ($ in mm) 10, 13 14,a 14 14,a 7 Property type was changed from urban predevelopment during the quarter ended March 31, 2021

Subordinate Loan11 Portfolio Overview In the form of a single-asset, single-borrower CMBS Includes $26.7 million subordinate participating interest See footnotes on page 18 16, a b 15 7 15 a 16 15 7, 12 10, 13 ($ in mm)

Q1 Business Update Summary of Repayments and Sales $175 million of full loan repayments: $139 million repayment of a floating-rate mortgage secured by an office property in Renton, WA $36 million repayment of a floating-rate subordinate loan secured by a residential for-sale inventory property in Manhattan $57 million in partial loan repayments from a combination of condo sale proceeds and deleveraging Conversion to USD on date of funding Portfolio $528 million of new loan commitments: Committed and funded $230 milliona of a $2.5 billiona floating-rate mortgage to finance the acquisition of caravan / holiday home portfolio located throughout the U.K. Committed $298 milliona ($187 million funded) of a $1.2 billiona floating-rate mortgage to finance the acquisition of a portfolio of industrial properties located across Sweden Completed $133 million of gross add-on fundings during the quarter ($110 million net of secured credit facility advances)

Loan Maturities and Future Fundings Profile See footnotes on page 18 Fully-Extended Loan Maturities and Expected Future Fundings by Net Equity13, 17, 18 ($ in mm) Note: Assumes future financing, in certain cases, against mortgages that are not currently financed Net of expected secured credit facility advances a

Appendix

(in thousands - except share data) March 31, 2021 December 31, 2020 f Assets: Cash and cash equivalents $294,060 $325,498 Commercial mortgage loans, net a,b 5,754,258 5,451,084 Subordinate loans and other lending assets, net b 1,065,816 1,045,893 Other assets 68,882 74,640 Real estate owned, held for sale 42,355 42,905 Total Assets $7,225,371 $6,940,020 Liabilities and Stockholders' Equity Liabilities: Secured debt arrangements, net (net of deferred financing costs of $11,800 and $12,993 in 2021 and 2020, respectively) $3,418,579 $3,436,672 Convertible senior notes, net 566,711 565,654 Senior secured term loan, net (net of deferred financing costs of $10,496 and $7,130 in 2021 and 2020, respectively) 775,974 483,465 Accounts payable, accrued expenses and other liabilities c 74,899 74,887 Participations sold 50,709 34,974 Debt related to real estate owned, held for sale 33,000 33,000 Derivative liabilities, net 20,382 31,241 Payable to related party 9,364 9,598 Total Liabilities $4,949,618 $4,669,491 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized: Series B preferred stock, 6,770,393 shares issued and outstanding ($169,260 liquidation preference) $68 $68 Common stock, $0.01 par value, 450,000,000 shares authorized, 139,848,875 and 139,295,867 shares issued and outstanding in 2021 and 2020, respectively 1,398 1,393 Additional paid-in-capital 2,707,855 2,707,792 Accumulated deficit (433,568) (438,724) Total Stockholders’ Equity 2,275,753 $2,270,529 Total Liabilities and Stockholders’ Equity $7,225,371 $6,940,020 Consolidated Balance Sheets a) Includes $5,319,621 and $5,418,999 pledged as collateral under secured debt arrangements in 2021 and 2020, respectively b) Net of $211,435 and $213,102 CECL Allowances in 2021 and 2020, respectively, comprised of $175,000 Specific CECL. Allowance and $36,435 and $38,102 General CECL Allowance, respectively. c) Includes $3,794 and $3,365 of General CECL Allowance related to unfunded commitments on commercial mortgage loans, subordinate loans and other lending assets, net in 2021 and 2020, respectively

(in thousands - except share and per share data) Three Months Ended March 31, 2021 2020 Net interest income: Interest income from commercial mortgage loans $75,356 $81,855 Interest income from subordinate loans and other lending assets 31,459 34,018 Interest expense (35,664) (41,205) Net interest income $71,151 $74,668 Operating expenses: General and administrative expenses (includes equity-based compensation of $4,387 and $4,263 in 2021 and 2020, respectively) (6,940) (6,531) Management fees to related party (9,364) (10,268) Total operating expenses ($16,304 ) ($16,799 ) Other income 92 760 Reversals of (provision for) loan losses and impairments, net a 1,238 (183,465) Realized losses and impairments on real estate owned (550) - Foreign currency translation loss (7,449) (37,949) Gain on foreign currency forward contracts (includes unrealized gains of $10,502 and $62,436 in 2021 and 2020, respectively) 9,800 70,491 Gain (loss) on interest rate hedging instruments 357 (35,548) Net income $58,335 ($127,842) Preferred dividends (3,385) (3,385) Net income available to common stockholders $54,950 ($131,227) Net income (loss) per basic share of common stock $0.39 $(0.86) Net income (loss) per diluted share of common stock $0.37 $(0.86) Basic weighted-average shares of common stock outstanding 139,805,863 153,948,191 Diluted weighted-average shares of common stock outstanding 170,792,684 153,948,191 Dividend declared per share of common stock $0.35 $0.40 Consolidated Statements of Operations Comprised of $0 and $150,000 of Specific CECL (Reversals) Allowance, ($1,238) and $33,465 of General CECL Allowance for 2021 and 2020, respectively

(in thousands - except share and per share data) Three Months Ended March 31, Distributable Earnings1: 2021 2020 Net income (loss) available to common stockholders: $54,950 ($131,227) Adjustments: Equity-based compensation expense 4,387 4,263 Unrealized loss on interest rate swap — 35,548 Gains on foreign currency forwards (9,800) (70,491) Foreign currency loss, net 7,449 37,949 Unrealized gain on interest rate cap (357) — Realized gains (losses) relating to interest income on foreign currency hedges, net (620) 256 Realized gains relating to forward points on foreign currency hedges, net 6 2,171 Amortization of the convertible senior notes related to equity reclassification 800 754 Provision for (reversal) of loan losses and impairments (1,238) 183,465 Total adjustments 627 193,915 Distributable Earnings1, prior to realized losses and impairments on real estate owned $55,577 $62,688 Realized losses and impairments on real estate owned 550 — Distributable Earnings1 $56,127 $62,688 Weighted-average diluted shares – Distributable Earnings1 Weighted-average diluted shares – GAAP 170,792,684 153,948,191 Weighted-average unvested RSUs - 2,007,242 Reversal of hypothetical conversion of the Notes (28,533,271) - Weighted-average diluted shares – Distributable Earnings1 142,259,413 155,955,433 Distributable Earnings1, per share, prior to realized losses and impairments on real estate owned $0.39 $0.40 Distributable Earnings1 per share of common stock $0.39 $0.40 Reconciliation of GAAP Net Income to Distributable Earnings1 See footnotes on page 18

Footnotes Distributable Earnings, formerly known as Operating Earnings, is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of our convertible senior notes to stockholders’ equity in accordance with GAAP, and (vi) provision for loan losses and impairments. Please see page 17 for a reconciliation of GAAP net income to Distributable Earnings. Represents Distributable Earnings, prior to realized losses and impairments on real estate owned, per share to dividend per share for the quarter ended March 31, 2021. Represents loan assets with no asset-specific financing. Pursuant to our Term Loan B agreement, we are required to maintain a ratio of total unencumbered assets to total pari-passu indebtedness of at least 1.25:1. Unencumbered assets are comprised of unencumbered loan assets, cash and other assets. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of period end on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. Roll forward excludes net increase of $4.5 million from the change in current expected credit loss allowance, foreign currency appreciations/depreciation, PIK interest, and the accretion of loan costs and fees. Book value per share of common stock is common stockholders’ equity divided by shares of common stock outstanding. Amounts and percentages may not foot due to rounding. Represents total debt, less cash and loan proceeds held by servicer divided by total stockholders' equity, adjusted to add back the General CECL Allowance in line with our covenants. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends. Based on loan amortized cost. Includes two subordinate risk retention interests in securitization vehicles classified as Subordinate Loans. Gross of $36.4 million of General CECL Allowance. Assumes exercise of all extension options. Amortized cost for these loans is net of the recorded Specific CECL Allowances and impairments. Both loans are secured by the same property. Loan and single-asset, single-borrower CMBS are secured by the same properties. Future funding dates and amounts are based upon the Manager’s estimates, which are derived from the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect our operating results. Excludes risk-rated 5 loans.